DISCO Announces Third Quarter 2024 Financial Results

Total Revenue of $36.3 Million, A Year over Year Increase of 4%
AUSTIN, Texas - November 6, 2024 - CS Disco, Inc. (“DISCO”) (NYSE: LAW) today announced financial results for its third quarter ended September 30, 2024.

"As we continue to focus on the customer experience, operational effectiveness and revenue acceleration, I am excited about the path forward for DISCO with continued product innovation," said CEO Eric Friedrichsen. "DISCO’s combination of AI-driven products and teams of legal and professional experts is a clear differentiator in legal technology, and we continue to demonstrate the power of our platform and our people for the largest and most important matters in litigation."

Third Quarter 2024 Financial Highlights:

•Software revenue was $30.2 million, up 6% compared to the third quarter of 2023.
•Total revenue was $36.3 million, up 4% compared to the third quarter of 2023.
•GAAP net loss was $9.2 million, compared to $1.0 million in the third quarter of 2023.
•Adjusted EBITDA was $(4.5) million in the third quarter of 2024 and 2023.

Recent Business Highlights:

•New Executives: DISCO announced Lauren Caruso as Senior Vice President, Chief Sales Officer, Susan Garcia as General Counsel and Chief Compliance Officer and Joe Jacobson as Senior Vice President of Operations.
•Cecilia: DISCO added Cecilia Auto Review, a generative AI tool that accelerates first-pass legal document review, to its suite of generative AI ediscovery products in North America and officially launched its Cecilia AI Platform in the European Union and the United Kingdom, including Cecilia Q&A, Cecilia single doc Q&A and Cecilia doc summaries.

Fourth Quarter and Full Year 2024 Financial Outlook

As of November 6, 2024, DISCO is issuing the following outlook for the fourth quarter of 2024 and fiscal year 2024:

Fourth quarter of 2024:

•Software revenue in the range of $30.0 million - $31.0 million.
•Total revenue in the range of $35.2 million - $37.2 million.
•Adjusted EBITDA in the range of $(7.6) million - $(5.6) million.

Fiscal year 2024:

•Software revenue guidance in the range of $119.4 million - $120.4 million.
•Total revenue guidance in the range of $143.0 million - $145.0 million.
•Adjusted EBITDA in the range of $(22.0) million - $(20.0) million.

DISCO’s fourth quarter and fiscal year 2024 financial outlook is based on assumptions that are subject to change, many of which are outside of its control. If actual results vary from these assumptions, these expectations may change. There can be no assurance that DISCO will achieve these results.

Reconciliation of Adjusted EBITDA on a forward-looking basis to net loss, the most directly comparable GAAP measure, is not available without unreasonable efforts due to the high variability and complexity and low visibility with respect to the charges excluded from this non-GAAP measure; in particular, the effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in DISCO’s stock price. DISCO expects the variability of the above charges to have a significant, and potentially unpredictable, impact on its future GAAP financial results.

Conference Call Information

DISCO will host a conference call and webcast at 4:00 p.m. CT (5:00 p.m. ET) today, November 6, 2024, to discuss its third quarter 2024 financial results and business highlights. The conference call can be accessed by dialing (888) 300-4030 from the United States or +1 (646) 970-1443 internationally with conference ID 8394292. The live webcast of the conference call and other materials related to DISCO’s financial performance can be accessed from DISCO’s investor relations website at ir.csdisco.com.

Following the completion of the call until 10:59 p.m. CT (11:59 p.m. ET) on Wednesday, November 27, 2024, a telephone replay will be available by dialing (800) 770-2030 from the United States or +1 (609) 800-9909 internationally with conference ID 8394292. A webcast replay will also be available at ir.csdisco.com for 12 months.

About DISCO

DISCO (NYSE: LAW) provides cloud-native, artificial intelligence-powered legal product offerings that simplify legal hold, legal request, ediscovery, legal document review and case management for enterprises, law firms, legal services providers and governments. Our scalable, integrated product offerings enable legal departments to easily collect, process and review enterprise data that is relevant or potentially relevant to legal matters.

References to “DISCO,” the “Company,” “our” or “we” in this press release refer to CS Disco, Inc. and its subsidiaries on a consolidated basis.

Use of Non-GAAP Financial Measures

DISCO uses the following non-GAAP financial measures: Adjusted EBITDA, Adjusted EBITDA margin; non-GAAP cost of revenue; non-GAAP gross profit; non-GAAP gross margin; non-GAAP research and development expense; non-GAAP research and development expense as a percentage of revenue; non-GAAP sales and marketing expense; non-GAAP sales and marketing expense as a percentage of revenue; non-GAAP general and administrative expense; non-GAAP general and administrative expense as a percentage of revenue; non-GAAP loss from operations; non-GAAP operating margin; non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue. Management believes that these non-GAAP financial measures are useful measures of operating performance because they exclude items that DISCO does not consider indicative of its core performance.

In the case of Adjusted EBITDA and Adjusted EBITDA margin, DISCO adjusts net loss for such items as depreciation and amortization expense; income tax provision; interest and other, net; stock-based compensation expense; payroll tax expense on employee stock transactions; restructuring charges; expenses associated with stockholder litigation; and other one-time, non-recurring items, when applicable. In the case of non-GAAP cost of revenue, non-GAAP gross profit and non-GAAP gross margin, DISCO adjusts the respective GAAP balances for stock-based compensation expense. In the case of non-GAAP research and development expense, non-GAAP research and development expense as a percentage of revenue, non-GAAP sales and marketing expense and non-GAAP sales and marketing expense as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, restructuring charges, and other one-time, non-recurring items, when applicable. In the case of non-GAAP general and administrative expense, non-GAAP general and administrative expense as a percentage of revenue, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, restructuring charges, expenses associated with stockholder litigation, and other one-time, non-recurring items, when applicable.

There are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Certain items that are excluded from these non-GAAP financial measures can have a material impact on operating loss and net loss. As a result, these non-GAAP financial measures have limitations and should be considered in addition to, not as a substitute for or superior to, the closest GAAP measures, or other financial measures prepared in accordance with GAAP.

DISCO's management uses these non-GAAP measures as measures of operating performance; to prepare DISCO's annual operating budget; to allocate resources to enhance the financial performance of DISCO's business; to evaluate the effectiveness of DISCO's business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of DISCO's results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with DISCO’s board of directors concerning financial performance.

Forward-Looking Statements

This press release contains forward-looking statements, including, among other things, statements regarding DISCO’s future financial performance. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectation or intent regarding DISCO’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause DISCO’s actual results, performance, or achievements to differ materially, including (i) our history of operating losses; (ii) our limited operating history; (iii) our ability to maintain and advance our innovation and brand; (iv) our ability to effectively add new customers; (v) our ability to effectively increase usage and penetration with our existing customer base; (vi) our ability to expand our sales coverage and establish a digital sales channel; (vii) our ability to expand internationally; (viii) our ability to extend and strengthen our channel partnerships and integrations; (ix) our ability to expand our offering portfolio to a wider range of legal processes outside of our current core offerings; (x) our dependence on revenue from customer usage, which fluctuates based on the timing of and activity driven by legal matters for which our product offerings are used, and any shortfall of large matters on our platform; (xi) our ability to pursue strategic acquisitions and strategic investments to expand the functionality and value of our product offerings; (xii) our ability to comply or remain in compliance with laws and regulations that currently apply or become applicable to our business in the jurisdictions in which we operate; (xiii) the potential that our computer or electronic systems, applications or services, or those of any third parties on whom we depend, fail or suffer security or data privacy breaches or other unauthorized or improper access to, use of, or destruction of our proprietary or confidential data, employee data, or personal data; (xiv) our ability to compete effectively with existing competitors and new market entrants; (xv) the impact of fluctuations in general macroeconomic conditions, such as the current inflationary environment and fluctuating interest rates; and (xvi) the impact that global events, such as the Russia-Ukraine and Israel-Hamas wars and any related economic downturn could have on our or our customers’ businesses, financial condition and results of operations.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, filed with the SEC on August 8, 2024. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that we make with the SEC from time to time, including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

Forward-looking statements represent DISCO’s management’s beliefs and assumptions only as of the date such statements are made. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investor Relations Contact
IR@csdisco.com

CS DISCO, INC.
Condensed Consolidated Balance Sheets
(in thousands, except par value amounts)
(unaudited)

	September 30, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$76,549	$159,551
Short-term investments	50,245	—
Accounts receivable, net	23,988	26,993
Prepaid expenses and other current assets	6,318	5,795
Total current assets	157,100	192,339
Property and equipment, net	9,239	9,663
Operating lease right-of-use assets	6,859	8,143
Primary law intangible asset, net	14,000	14,000
Other intangible assets, net	470	681
Goodwill	5,898	5,898
Other assets	816	823
Total assets	$194,382	$231,547
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,410	$5,234
Accrued expenses	5,847	5,502
Accrued salary and benefits	6,816	6,230
Deferred revenue	3,042	4,285
Operating leases	1,823	1,826
Finance leases	42	41
Total current liabilities	20,980	23,118
Operating leases, non-current	5,817	7,136
Finance leases, non-current	127	158
Other liabilities	199	800
Total liabilities	27,123	31,212
Commitments and contingencies
Stockholders’ equity
Preferred stock $0.005 par value, 100,000 shares authorized and no shares issued and outstanding as of September 30, 2024 and December 31, 2023	—	—
Common stock $0.005 par value, 1,000,000 shares authorized as of September 30, 2024 and December 31, 2023; 59,910 and 61,010 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	300	306
Additional paid-in capital	439,128	440,408
Accumulated other comprehensive income (loss)	61	—
Accumulated deficit	(272,230)	(240,379)
Total stockholders’ equity	167,259	200,335
Total liabilities and stockholders’ equity	$194,382	$231,547

CS DISCO, INC.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue	$36,266	$34,943	$107,842	$102,348
Cost of revenue	9,740	8,939	27,880	26,255
Gross profit	26,526	26,004	79,962	76,093
Operating expenses:
Research and development	12,757	12,065	37,724	41,095
Sales and marketing	14,988	16,708	46,294	53,821
General and administrative	9,658	128	31,537	23,345
Total operating expenses	37,403	28,901	115,555	118,261
Loss from operations	(10,877)	(2,897)	(35,593)	(42,168)
Other income (expense)
Interest and other income	1,652	2,191	5,373	6,267
Interest and other expense	185	(260)	(45)	(248)
Loss from operations before income taxes	(9,040)	(966)	(30,265)	(36,149)
Income tax provision	(118)	(64)	(309)	(161)
Net loss attributable to common stockholders	$(9,158)	$(1,030)	$(30,574)	$(36,310)
Unrealized gain on investments	61	—	61	—
Comprehensive loss	$(9,097)	$(1,030)	$(30,513)	$(36,310)
Net loss per share attributable to common stockholders, basic and diluted	$(0.15)	$(0.02)	$(0.51)	$(0.61)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	59,675	60,350	60,236	59,896

CS DISCO, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2024	2023
Cash flow from operating activities:
Net loss	$(30,574)	$(36,310)
Adjustments to reconcile net loss to cash used in operations:
Depreciation and amortization	3,092	3,011
Stock-based compensation	16,878	11,211
Charge to allowance for credit losses	2,059	1,801
Loss (Gain) on disposal of long-lived assets	(3)	1
Non-cash operating lease costs	1,284	1,187
Amortization of premium on short-term investments	(256)	—
Other	9	—
Changes in operating assets and liabilities:
Accounts receivable	946	(6,184)
Prepaid expenses and other current assets	(523)	(775)
Other long-term assets	14	(124)
Accounts payable	(1,432)	(1,928)
Accrued expenses and other	355	1,791
Deferred revenue	(1,243)	(1,134)
Operating lease liabilities	(1,323)	(1,207)
Other liabilities	(120)	(46)
Net cash used in operating activities	(10,837)	(28,706)
Cash flow from investing activities:
Purchases of property, equipment and capitalized software development costs	(2,223)	(3,587)
Purchases of short-term investments	(49,937)	—
Purchase of primary law intangible asset	—	(14,000)
Proceeds from disposal of equipment	3	1
Cash paid for acquisitions	—	(1,180)
Net cash used in investing activities	(52,157)	(18,766)
Cash flow from financing activities:
Proceeds from exercise of stock options	30	514
Net proceeds from issuance of common stock under Employee Stock Purchase Plan	601	1,459
Repurchase of common stock related to net share settlement	(100)	(64)
Repurchase of common stock related to share repurchase program	(20,052)	—
Cash paid for acquisitions	(457)	—
Principal payments on finance lease obligations	(30)	(29)
Net cash provided by (used in) financing activities	(20,008)	1,880
Net decrease in cash and cash equivalents:	(83,002)	(45,592)
Cash and cash equivalents at beginning of period	159,551	203,244
Cash and cash equivalents at end of period	$76,549	$157,652
Supplemental disclosure:
Cash paid for taxes	$572	$500
Non-cash investing and financing activities:
Property and equipment included in accounts payable and accrued liabilities	$66	$307
Contingent consideration related to acquisition	$481	$753

CS DISCO, INC.
Reconciliation from GAAP to Non-GAAP Results
(in thousands, except for percentages and per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net loss	$(9,158)	$(1,030)	$(30,574)	$(36,310)
Depreciation and amortization expense	989	1,054	3,092	3,011
Income tax provision	118	64	309	161
Interest and other, net	(1,837)	(1,931)	(5,328)	(6,019)
Stock-based compensation expense	5,147	(2,881)	16,878	11,211
Payroll tax expense on employee stock transactions	95	175	466	419
Restructuring charges	—	—	—	2,590
Expenses associated with stockholder litigation	143	—	726	—
Adjusted EBITDA	$(4,503)	$(4,549)	$(14,431)	$(24,937)
Adjusted EBITDA margin	(12)%	(13)%	(13)%	(24)%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Cost of revenue	$9,740	$8,939	$27,880	$26,255
Non-GAAP adjustments:
Stock-based compensation expense	(456)	(270)	(1,273)	(772)
Non-GAAP cost of revenue	$9,284	$8,669	$26,607	$25,483
Non-GAAP gross profit	$26,982	$26,274	$81,235	$76,865
Non-GAAP gross margin	74%	75%	75%	75%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Research and development	$12,757	$12,065	$37,724	$41,095
Non-GAAP adjustments:
Stock-based compensation expense	(1,680)	(2,001)	(5,856)	(5,920)
Restructuring charges	—	—	—	(1,510)
Non-GAAP research and development	$11,077	$10,064	$31,868	$33,665
Non-GAAP research and development as a % of revenue	31%	29%	30%	33%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Sales and marketing	$14,988	$16,708	$46,294	$53,821
Non-GAAP adjustments:
Stock-based compensation expense	(1,213)	(1,277)	(3,464)	(4,028)
Restructuring charges	—	—	—	(648)
Non-GAAP sales and marketing	$13,775	$15,431	$42,830	$49,145
Non-GAAP sales and marketing as a % of revenue	38%	44%	40%	48%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
General and administrative	$9,658	$128	$31,537	$23,345
Non-GAAP adjustments:
Stock-based compensation expense	(1,798)	6,429	(6,285)	(491)
Restructuring charges	—	—	—	(432)
Expenses associated with stockholder litigation	(143)	—	(726)	—
Non-GAAP general and administrative	$7,717	$6,557	$24,526	$22,422
Non-GAAP general and administrative as a % of revenue	21%	19%	23%	22%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Loss from operations	$(10,877)	$(2,897)	$(35,593)	$(42,168)
Operating margin	(30)%	(8)%	(33)%	(41)%
Non-GAAP adjustments:
Stock-based compensation expense	5,147	(2,881)	16,878	11,211
Restructuring charges	—	—	—	2,590
Expenses associated with stockholder litigation	143	—	726	—
Non-GAAP loss from operations	$(5,587)	$(5,778)	$(17,989)	$(28,367)
Non-GAAP operating margin	(15)%	(17)%	(17)%	(28)%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net loss attributable to common stockholders	$(9,158)	$(1,030)	$(30,574)	$(36,310)
Non-GAAP adjustments:
Stock-based compensation expense	5,147	(2,881)	16,878	11,211
Restructuring charges	—	—	—	2,590
Expenses associated with stockholder litigation	143	—	726	—
Non-GAAP net loss attributable to common stockholders	$(3,868)	$(3,911)	$(12,970)	$(22,509)
Non-GAAP net loss per share, basic and diluted	$(0.06)	$(0.06)	$(0.22)	$(0.38)
Weighted average shares used to compute basic and diluted net loss per share	59,675	60,350	60,236	59,896
Non-GAAP net loss attributable to common stockholders as a % of revenue	(11)%	(11)%	(12)%	(22)%